UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2011
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Jackson, Mississippi – April 15, 2011 – Trustmark Corporation (NASDAQ:TRMK) announced that its wholly-owned subsidiary, Trustmark National Bank, has acquired the banking operations of Heritage Banking Group, Carthage, Mississippi, (“Heritage”) in a Federal Deposit Insurance Corporation (“FDIC”) assisted transaction.  At December 31, 2010, Heritage Banking Group had approximately $224 million in total assets and $196 million in total deposits.  Substantially all loans and other real estate acquired are covered by a loss share agreement in which the FDIC will reimburse Trustmark for 80% of the losses incurred. The assets covered by loss sharing agreements total approximately $156 million.  Trustmark National Bank did not acquire any assets or liabilities of Heritage Banking Group’s parent holding company, First Heritage Corporation.  Trustmark purchased Heritage for an asset discount of approximately $23 million and a deposit premium of 0.15%.  The acquisition is expected to generate a modest one-time gain in the second quarter of 2011 and will be immediately accretive to Trustmark’s earnings per share and tangible book value per share.

Gerard R. Host, President and Chief Executive Officer of Trustmark, commented, “Heritage is a 90 year old financial institution with long-standing customer relationships.  With the leading deposit market share in the Carthage-Leake County market, Heritage provides a natural extension of our banking centers in central Mississippi.  We look forward to providing Heritage customers with an expanded offering of banking, insurance and wealth management services designed to meet their specific needs.”

All Heritage locations will open at their normal banking hours on Monday, April 18, 2011 as Trustmark locations.  Heritage clients will continue to be able to conduct banking business, including accessing their money by writing checks and using ATM or debit cards.  All outstanding checks will be processed as usual and customers can continue using their Heritage checks.  Heritage customers should continue to use their existing branches until they receive notice from Trustmark that system changes have been completed.  At that point, Heritage customers will have the added convenience provided by more than 150 Trustmark banking centers in Mississippi, Florida, Tennessee and Texas.

Trustmark was advised by the investment banking firm of Sandler O’Neill + Partners, L.P., as well as the law firm of Brunini, Grantham, Grower & Hewes, PLLC.

ADDITIONAL INFORMATION
Heritage customers with questions regarding their accounts should contact their local branch, visit www.trustmark.com/heritage, or call 800-243-2524.

Trustmark is a financial services company providing banking and financial solutions through over 150 offices in Florida, Mississippi, Tennessee and Texas.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Investor Contacts:
Louis E. Greer
Treasurer and
Principal Financial Officer
601-208-2310

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898

Trustmark Media Contact:
Melanie A. Morgan
Senior Vice President
601-208-2979

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	April 18, 2011